UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 19, 2008

Cecil Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-24926	52-1883546
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

127 North Street,, ELKTON, Maryland		21921
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-398-1650

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cecil Bancorp, Inc. is pleased to announce that Brian L. Lockhart was appointed as a director of the Company and its subsidiary, CecilBank, on February 19, 2008, for a term expiring at the 2008 annual meeting of shareholders. Mr. Lockhart is owner of Monterey Refuse Service, Inc. Mr. Lockhart previously served as Vice President/Business Development Officer of CecilBank. Prior to joining CecilBank in 2002, Mr. Lockhart was employed for 16 years in the Sales Department of Waste Management. Mr. Lockhart is 43 years old and is a resident of Rising Sun, Maryland. There are no relationships or transactions with respect to Mr. Lockhart of the type required to be reported pursuant to Item 404(a) of the Commission's Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cecil Bancorp, Inc.

March 7, 2008	By:	Mary B. Halsey

Name: Mary B. Halsey
Title: President and CEO